Exhibit 10.2

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

PRODUCT AGREEMENT

(Includes Schedules A to D)

PRODUCT AGREEMENT

This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated March 18, 2020 between Patheon Pharmaceuticals Inc., and ChemoCentryx, Inc., (the “Master Agreement”), and is entered into as of the last signature date set forth below (the “Effective Date”), between Patheon Pharmaceuticals Inc., a corporation existing under the laws of the State of Delaware, having a principal place of business at 2110 East Galbraith Road, Cincinnati, OH 45237-1625 (“Patheon”) and ChemoCentryx, Inc., a corporation existing under the laws of the State of Delaware having a principal place of business at 850 Maude Avenue, Mountain View, CA 94043 USA (“Client”).

The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement.  All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.

The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement.

1.	Product List and Specifications (See Schedule A attached hereto)
2.	Minimum Order Quantity, Initial Exclusivity Period Percentage, Annual Volume, and Price (See Schedule B attached hereto).
3.	Annual Stability Testing and Validation Activities (if applicable) (See Schedule C attached hereto)
4.	Active Materials, Active Materials Credit Value, and Maximum Credit Value (See Schedule D attached hereto)
5.	Yearly Forecasted Volume: Not applicable
6.	Territory: United States of America and ROW
7.	Manufacturing Site: 2110 East Galbraith Road, Cincinnati, OH 45237-1625
8.	Governing Law: (Per Section 13.17 of the Master Agreement)
9.	Inflation Index: Not applicable
10.	Currency: USD

11.	Initial Set Exchange Rate: Not applicable
12.

Product Agreement Term: This Product Agreement is effective from the Effective Date until December 31, 2026 (the “Initial PA Term”), unless earlier terminated in accordance with the Master Agreement.  Notwithstanding anything to the contrary in the Master Agreement, this Product Agreement shall automatically renew after the Initial PA Term for successive renewal terms of two Years (each, a “PA Renewal Term”) unless either party gives written notice to the other party of its intention to terminate this Product Agreement at least 12 months prior to the end of the then current term. For termination by Client under Section 8.2(d) of the Master Agreement that are effective after Year 2, Client must provide Patheon with 12 months’ prior written notice of the termination and Client will pay Patheon an early termination fee of [***] if the termination is effective after [***] through the end of [***] or an early termination fee of [***] if the termination is effective after the end of [***].

13.	Notices: (Per Section 13.9 of the Master Agreement)
14.	Other Modifications to the Master Agreement: Not applicable

________________________________________

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Agreement as of the Effective Date set forth above.

PATHEON PHARMACEUTICALS INC.

By: /s/ Miguel Faustino

Name:  Miguel Faustino

Title:  VP & GM – Cincinnati Regional Ops

Date: 05 May 2020

CHEMOCENTRYX, INC.

By: /s/ Thomas Schall

Name:  Thomas Schall

Title:  President, CEO

Date: 2020-05-08

SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

Product List

10 mg CCX-168 liquid filled hard gelatin capsules in bulk and [***] bottles (the “Product”).

Specifications

Prior to the start of commercial manufacturing of the Product under this Agreement, Client will give Patheon the originally executed copies of the Specifications as approved by the applicable Regulatory Authority.  If the Specifications received are subsequently amended, then Client will give Patheon the revised and originally executed copies of the revised Specifications.  Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of the revised Specifications.

SCHEDULE B

MINIMUM ORDER QUANTITY, INITIAL EXCLUSIVITY PERIOD PERCENTAGE, ANNUAL VOLUME, AND PRICE

Initial Exclusivity Period Percentage:  [***] of Client’s commercial Product supply requirements

Commercial batch size corresponds to [***] capsules

10mg CCX-168 Capsules – Bulk Pricing

[***]

10mg CCX-168 Capsules – [***] Full Batch Bottle Pricing

[***]

10mg CCX-168 Capsules – Split Batch Pricing

[***]

Manufacturing Process:

•	The manufacturing process at Patheon will follow the process in the Master Batch Production Record approved by Client and Patheon.

[***]

Packaging Configurations:

[***]

Analytical Testing Performed:

[***]

The following cost items are included in the Price for the Product:

[***]

The following cost items are not included in the Price for the Product:

[***]

SCHEDULE C

ANNUAL STABILITY TESTING

Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Product.  This agreement will specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by Client for this testing including the Price for the Product withdrawn for the stability testing.

SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
CCX-168	Hovione

ACTIVE MATERIALS CREDIT VALUE

The Active Materials Credit Value will be as follows:

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS CREDIT VALUE
10mg CCX-168 Capsules	CCX-168	Client’s actual cost for Active Materials not to exceed [***] per kilogram

MAXIMUM CREDIT VALUE

Patheon's liability for Active Materials calculated in accordance with Section 2.2 of the Master Agreement for any Product in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
10mg CCX-168 Capsules	[***] of revenues per Year to Patheon under this Product Agreement.